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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 21, 2004


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                   000-22474                 87-0418807
            --------                   ---------                 ----------
  (State or other jurisdiction        (Commission            (I.R.S. Employer
       of incorporation)              File Number)          Identification No.)


                     100 Penn Square East, Philadelphia, PA         19107
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                    (Address of principal executive offices)       (Zip Code)


                                  215-940-4000
                                  ------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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         All references to the "Company" in this Current Report on Form 8-K
("Current Report") refer to American Business Financial Services, Inc., a Delaware corporation, and its subsidiaries, unless the context of the description indicates otherwise.

         Some of the information in this Current Report may contain forward-looking statements. You can identify these statements by words or phrases such as "will likely result, " "may, " "are expected to, " "will continue to," "is anticipated," "estimate," "believes," "projected," "intends to" or other similar words. These forward-looking statements regarding the Company's business and prospects are based upon numerous assumptions about future conditions, which may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in those statements. Forward-looking statements involve risks and uncertainties described in the Company's reports filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including "Business - Risk Factors" in the Company's Annual Report on Form 10-K for the year ended June 30, 2004, which could cause the Company's actual results to differ materially from historical earnings and those presently anticipated. When considering forward-looking statements, you should keep these risk factors in mind as well as the other cautionary statements in this Current Report. You should not place undue reliance on any forward-looking statement.

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

$30.0 Million (Formerly $23.0 Million) Residual Repurchase Facility

         On December 21, 2004, the Company and The Patriot Group, LLC ("Patriot") entered into the Amended and Restated Master Repurchase Agreement (as amended and restated, the "amended repurchase facility"), which amended and restated the interim repurchase facility, dated November 15, 2004, to increase the amount under the facility to $30.0 million with the increase of approximately $9.45 million referred to as the "holdback amount." The interim repurchase facility provided for Patriot's purchase of $87.6 million of interest-only strips held by a special purpose entity organized by the Company to facilitate the transaction (the "Seller") for $23.0 million which the Company is required to repurchase on the termination date for a repurchase amount currently equal to $20.4 million.

         Pursuant to the amended repurchase facility, Patriot agreed to release the holdback amount to the Seller provided that, no later than December 31, 2004, Patriot receives a legal opinion from counsel to the Company to the effect that, among other things, (i) the Company's pending registration statement for the sale of subordinated debentures filed with the Securities and Exchange Commission (the "SEC") has been declared effective, and (ii) subordinated debentures issued by the Company under such registration statement will be valid and binding obligations of the Company, subject to customary enforcement qualifications. The amended repurchase facility also extended the termination date of the facility to the earliest of (i) June 26, 2006 (previously December 2, 2005 under the interim repurchase facility), (ii) at Patriot's option, upon an event of default, and (iii) at the Seller's option, upon notice by Patriot that a change of law as described in the amended repurchase facility has or would have the effect of reducing Patriot's rate of return. In the event that the holdback amount is released to the Seller, a repurchase premium of $360,000 is payable at such time and, on the one-year anniversary of the closing of the amended repurchase facility, a second repurchase premium will be due in the amount equal to 6.0% of the entire amount of the unpaid repurchase price on that date.

         The interest-only strips transferred pursuant to the interim repurchase facility had a book value of $87.6 million at September 30, 2004 and no additional interest-only strips were transferred to Patriot in connection with the amended repurchase facility. The amended repurchase facility carries a pricing rate of 13.5% per annum over the term of the facility and required the payment of a $140,000 commitment fee at closing. A payment of a repurchase premium of $1.4 million had been required at closing of the interim repurchase facility. Patriot is entitled to receive a quarterly maintenance fee of $125,000 on the 15th day of each March, June, September and December until the termination date. If the interest-only strips are repurchased prior to June 26, 2006, the unpaid amount of all quarterly maintenance fees which would have been paid through June 26, 2006 shall be paid on the termination date.



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         Under the terms of the amended repurchase facility, the Seller agreed to repurchase the interest-only strips from Patriot on the termination date of the repurchase facility in exchange for the Seller's payment of a repurchase price presently equal to approximately $20.4 million, or $30.0 million in the event the holdback amount is released to the Seller, plus any unpaid pricing differential and fees under the agreement, less the sum of all permanent margin payments made by the Seller. The Seller agreed to make permanent margin payments to Patriot of at least $2.0 million per month from January 2005 through June 2005, and at least $1.5 million per month thereafter during the term of the amended repurchase facility. All income payments on the interest-only strips purchased by Patriot in connection with the facility will be received by Patriot, applied to the obligations owed to Patriot under the facility and considered as permanent margin payments, except that income payments received during December 2004, less amounts sufficient to pay the pricing differential and monitoring fee for November 2004 and December 2004, were remitted to the Seller; provided, however, to the extent the income payments during December 2004 exceed $2.1 million, the excess amount will be retained by Patriot and considered as permanent margin payments. The Seller received a payment of approximately $1.16 million at closing representing income payments received during December.

         Although the amended repurchase facility is structured as a sale and not a loan to the Company, the Company granted Patriot a security interest in all of the interest-only strips transferred pursuant to the amended repurchase facility and all related assets, any rights of the Seller or its affiliates to effect a cleanup call with respect to the securitizations related to the interest-only strips, and any rights to purchase delinquent loans in the underlying securitizations, the exercise of which may only be controlled by Patriot upon an event of default and notice to the Seller of the desire to control the exercise of such rights. To secure the Company's obligations under the facility, the Seller also pledged to Patriot the stock of a wholly-owned entity which owns an interest-only strip with a book value of $23.2 million and the Company pledged the stock of a subsidiary which indirectly holds an ownership interest, referred to as an R certificate, in the Seller and holds an R certificate in another special purpose vehicle formed by the Company. In addition, as additional collateral, one of the Company's subsidiaries granted Patriot an interest in its servicing advances and fees in connection with its servicing activities under the Company's securitizations and warehouse facilities, the amount of which outstanding servicing advances was not less than $37.0 million as of November 30, 2004.

         The amended repurchase facility contains representations, warranties, conditions, covenants and events of default customary for facilities of this type. The amended repurchase facility contains customary and other on-going conditions pursuant to which the Company will be required (i) to maintain at all times after December 31, 2004 an effective registration statement with the SEC for the sale of at least $30.0 million of subordinated debentures; (ii) to maintain its ability to sell or issue its subordinated debentures or senior collateralized subordinated notes, except for the inability to sell or issue subordinated debentures or senior collateralized subordinated notes (a) on or after December 10, 2004 for more than three consecutive weeks or (b) on more than two occasions during the term of the amended repurchase facility irrespective of the length of time of any such two occasions; (iii) to satisfy all requirements for the continued listing of its common stock on the NASDAQ National Market, with a delisting notification to be considered a default under the amended repurchase facility subject to the cure period or appeal process provided in the applicable NASDAQ listings standards or regulations; (iv) to retain Messrs. Santilli, Ruben and Mandia in their current positions at the Company or to secure a replacement employee reasonably satisfactory to Patriot during the term of the amended repurchase facility; (v) to assign to Patriot a "key man" life insurance policy equal to at least $3.0 million; and (vi) to amend or acknowledge certain agreements entered into in connection with the interim repurchase facility in order to reflect the terms of the amended repurchase facility.



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         In addition, the amended repurchase facility requires that there must not have occurred any material adverse change or effect as described in the agreement and provides as a condition precedent that Patriot must have entered into a letter agreement pursuant to which Patriot conditionally agrees to release its security interest in certain servicing advances, which interest was granted under the interim repurchase facility, upon a sale of these assets to a third party unrelated to the Company. The amended repurchase facility also requires that, on or before December 24, 2004, (i) a subsidiary of the Seller whose stock was pledged by the Seller as collateral under the amended repurchase facility must agree to prohibit or otherwise restrict the further pledge or transfer of its assets or the incurrence of additional indebtedness, as applicable, and (ii) a payment direction be given by the Seller and the subsidiary referenced in clause (i) above to direct certain cash flows received on the interest-only strips owned by such subsidiary to Patriot in order to satisfy any obligations outstanding under the facility, which amounts Patriot agreed to remit to the Seller after the satisfaction of any payments then due to Patriot provided that no event of default exists under the facility.

         The failure to satisfy any of the initial or on-going conditions contained in the amended repurchase facility or the loss of servicing rights under more than two of the Company's outstanding securitizations or a default under any warehouse facility constitutes an event of default which will accelerate payment of amounts due under the amended repurchase facility and require the Seller to repurchase immediately the interest-only strips sold to Patriot. The agreement also provides that, in the event of an event of default, if the Seller is unable to repurchase the interest-only strips sold to Patriot and pay all obligations due to Patriot pursuant to the terms of the agreement, Patriot may sell the interest-only strips to satisfy all obligations, including the repurchase price, fees and expenses, owed to Patriot under the amended repurchase facility. Any excess proceeds of sale after satisfaction of such obligations to Patriot are to be paid to the Seller. The Company also acknowledged that (i) assessments of the market value of the interest-only strips and the related assets transferred to Patriot pursuant to this agreement will be made by Patriot in its sole discretion, and (ii) the Seller will not receive any cash flows from the interest-only strips until the obligations under the facility are satisfied.

         The amended repurchase facility will be accounted for as a financing transaction with the assets transferred to Patriot retained on the Company's balance sheet and the right to repurchase recorded as a liability on the balance sheet.

Second Amendment and Restatement of the Amended and Restated Security Agreement Related to Senior Collateralized Subordinated Notes

         On December 21, 2004, certain of the Company's subsidiaries (each a "grantor" and, collectively, the "grantors") entered into a second amended and restated security agreement (the "security agreement") dated December 21, 2004 with U.S. Bank, National Association (the "secured party"), as trustee for the holders of the senior collateralized subordinated notes issued in the prior two exchange offers engaged in by the Company and to be issued in the third exchange offer in which the Company is currently engaged (collectively, "securityholders"), to reconfirm the prior grant to the secured party of a security interest in the right to receive certain cash flows arising out of each grantor's ownership interest in ABFS Warehouse Trust 2003-1 ("Trust 2003-1").

         Pursuant to the security agreement, each grantor confirmed and granted to the secured party for the benefit of the securityholders a continuing lien on and security interest in each grantor's rights with respect to each R certificate (collectively "R certificates") held by the applicable grantor in Trust 2003-1, including each grantor's right to receive all cash due under the Trust 2003-1 trust agreement (the "Trust 2003-1 payment intangibles"), and all proceeds, products, offspring, and profits related to the R certificate (collectively, the "collateral"). Upon the occurrence of a triggering event, as defined below, the grantor's and secured party's rights with respect to the R certificates are limited solely to the right to receive the Trust 2003-1 payment intangibles. For this purpose, Trust 2003-1 payment intangibles generally refer to cash flows generating from the interest-only strips held in the Trust 2003-1.



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         A "triggering event" shall mean: (a) a default or an event of default under any of the indentures entered into by the Company in connection with the prior two exchange offers and to be entered into by the Company in connection with the third exchange offer (collectively, the "indentures"), or any documents related to the indentures, that results in a right by the secured party or any of the securityholders, irrespective of whether exercised, to accelerate the maturity of the obligations owed to the secured party or any of the securityholders; (b) the acceleration by the secured party or any of the securityholders of the obligations owed to any of them under the indentures or any documents related to the indentures, or (c) the exercise by the secured party or any of the securityholders of their enforcement rights or remedies or any other action by the secured party or any of the securityholders to exercise control over Trust 2003-1.

         Under the security agreement, in addition to any other legend required to be reflected on the R certificates, each R certificate will be legended to reflect certain restrictions as described in the trust agreement related to Trust 2003-1.

         The parties to the security agreement agreed that, if at any time, any grantor transfers, exchanges, releases or disposes of any portion of the collateral in conformity with the provisions of the security agreement or the indentures in connection with any financing, re-financing, sale or exchange transaction, the security interest granted in the security agreement shall, without further action on the part of any grantor or secured party, be automatically released.

         The foregoing brief summaries of agreements entered into by the Company are not intended to be complete, and are qualified in their entirety by reference to the agreements, which are incorporated by reference from the Company's reports filed pursuant to the Exchange Act.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.

$30.0  Million (Formerly $23.0 Million) Residual Repurchase Facility

         On December 21, 2004, the Company and Patriot entered into the Amended and Restated Master Repurchase Agreement, which amended and restated the Company's $23.0 million interim residual repurchase facility, dated November 15, 2004, to provide for a $30.0 million residual repurchase facility subject to the Company's satisfaction of certain conditions which facility and conditions are described above in Item 1.01.


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ITEM 8.01.   OTHER EVENTS.

         On December 23, 2004, the Company issued the press release attached hereto as Exhibit 99.1 related to its current liquidity situation which is incorporated by reference herein.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

             None.

(b) Pro forma financial information.

             None.

(c) Exhibits.

             The following exhibit is filed herewith:

             Exhibit
             Number     Description
             ------     -----------


               99.1    Press release issued by the Company on December 23, 2004.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 23, 2004

                                      AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                                      By:        /s/ Stephen M. Giroux
                                             -----------------------------------
                                      Name:  Stephen M. Giroux
                                      Title: Executive Vice President,
                                             General Counsel and Secretary






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